UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2022

SUPERNOVA PARTNERS ACQUISITION COMPANY II, LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40140	98-1574543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4301 50th Street NW,
Suite 300 PMB 1044
Washington, D.C. 20016
(Address of Principal Executive Offices) (Zip Code)

(202) 918-7050

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	SNII.U	The New York Stock Exchange
Common stock, par value $0.0001 per share	SNII	The New York Stock Exchange
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	SNII.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 28, 2022, Supernova Partners Acquisition Company II, Ltd., a Cayman Islands exempted company (“Supernova” and, following the consummation of the Domestication and Business Combination, as defined below, “New Rigetti”) convened an extraordinary general meeting of stockholders (the “Extraordinary General Meeting”) held in connection with Supernova’s previously announced domestication as a Delaware corporation (the “Domestication”) business combination with Rigetti Holdings, Inc. (“Rigetti”), Supernova Merger Sub, Inc.(First Merger Sub) and Romeo Supernova Merger Sub, LLC (“Second Merger Sub”) pursuant to the Agreement and Plan of Merger, dated as of October 6, 2021 (as amended, the “Merger Agreement”) and the transactions contemplated thereby (such transactions, the “Business Combination”). Pursuant to the terms of the Merger Agreement, the Business Combination will be effected through the merger of First Merger Sub with and into Rigetti, with Rigetti surviving the merger as a wholly owned subsidiary of New Rigetti, followed by a second merger, whereby Rigetti will merger with and into the Second Merger Sub, with Second Merger Sub surviving such merger as a wholly owned subsidiary of New Rigetti. Each proposal voted on at the Extraordinary General Meeting is described in detail in Supernova’s definitive proxy statement/consent solicitation statement/prospectus filed with the U.S. Securities and Exchange Commission on February 10, 2022, and mailed to stockholders.

As of the close of business on January 18, 2022, the record date for the Extraordinary General Meeting, there were an aggregate of 34,500,000 shares of Class A common stock, par value $0.0001 per share, and 8,625,000 shares of Class B common stock, par value $0.0001 per share (together, the “Common Stock”), outstanding, each of which was entitled to one vote with respect to each proposal. A total of 27,253,615 shares of Common Stock, representing approximately 63.20% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum.

The voting results for the proposals voted on at the Extraordinary General Meeting are set forth below:

1. The Business Combination Proposal – To approve and adopt the Merger Agreement and the transactions contemplated thereby.

For	Against	Abstain
25,864,408	1,385,963	3,235

2. The Domestication Proposal – To approve that Supernova be transferred by way of continuation to Delaware pursuant to Article 47 of the amended and restated articles of association of Supernova, Part XII of the Companies Act (As Revised) of the Cayman Islands and Section 388 of the General Corporation Law of the State of Delaware and, immediately upon being de-registered in the Cayman Islands, Supernova be continued and domesticated as a corporation under the laws of the State of Delaware and, conditional upon, and with effect from, the registration of Supernova as a corporation in the State of Delaware, the name of Supernova be changed from “Supernova Partners Acquisition Company II, Ltd.” to “Rigetti Computing, Inc.”

For	Against	Abstain
25,863,957	1,383,748	5,901

3. The Proposed Charter and Bylaws Proposal – To approve amendments to Supernova’s articles of association currently in effect by deleting in their entirety and substitution in their place with the certification of incorporation and bylaws of Supernova, which be the certificate of incorporation and bylaws of Rigetti Computing, Inc.

For	Against	Abstain
25,858,982	1,386,048	8,576

4. The Advisory Governing Documents Proposals – To approve and adopt the following four (4) separate resolutions to approve the following material differences between the amended and restated memorandum and articles of association of Supernova and the Proposed Charter and Bylaws: (4A) To change the authorized share capital of Supernova; (4B) To authorize the board of directors of New Rigetti (the “New Rigetti Board”) to issue shares of New Rigetti preferred stock as may be determined by the New Rigetti Board and as may be permitted by the Delaware General Corporation Law; (4C) To remove the ability of New Rigetti stockholders to take action by written consent in lieu of a meeting unless such action has been recommended or approved pursuant to a resolution approved by the affirmative vote of all of the directors then in office; (4D) To approve to amend and restate the memorandum of association and the articles of association and authorize all other changes necessary or, as mutually agreed in good faith by Supernova and Rigetti, desirable in connection with the replacement of the memorandum of association and the articles of association with the proposed certificate of incorporation and bylaws as part of the domestication.

For	Against	Abstain
23,503,604	3,701,221	48,781

5. The Stock Issuance Proposal – To approve, for purposes of complying with applicable listing rules of the New York Stock Exchange, the issuance of shares of common stock pursuant to the Merger Agreement.

For	Against	Abstain
25,852,212	1,389,857	11,537

6. The Direction Election Proposal – To elect each of the following directors to serve on the New Rigetti Board effective immediately following the consummation of the Business Combination: (i) Chad Rigetti; (ii) Alissa Fitzgerald; (iii) Gen. Peter Pace; (iv) Ray Johnson; (v) David Cowan; (vi) Cathy McCarthy; (vii) Michael Clifton; and (viii) H. Gail Sandford.

For	Against	Abstain
25,855,874	1,387,023	10,709

7. The Equity Incentive Plan Proposal – To approve and adopt the New Rigetti 2022 Equity Incentive Plan.

For	Against	Abstain
25,423,417	1,775,053	54,282

8. The Employee Stock Purchase Plan Proposal – To approve and adopt the New Rigetti Employee Stock Purchase Plan.

For	Against	Abstain
25,512,057	1,695,192	46,366

Item 7.01	Regulation FD Disclosure.

On February 28, 2022, Supernova issued a press release announcing voting results relating to the Extraordinary General Meeting. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K pursuant to this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release dated February 28, 2022.

104	Cover page Interactive data file (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNOVA PARTNERS ACQUISITION COMPANY II, LTD.

Date: February 28, 2022	By:	/s/ Michael S. Clifton
	Name:	Michael S. Clifton
	Title:	Chief Financial Officer

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